UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2013

Medytox Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54346	54-2156042
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 S. Australian Avenue Suite 800 West Palm Beach, Florida 33401	33401
(address of principal executive offices)	(zip code)

561-855-1626
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

Effective January 10, 2013, Peter Messineo, CPA, of Palm Harbor, Florida ("PM"), the independent registered public accounting firm of Medytox Solutions, Inc. (the "Company"), merged with Drake and Klein CPAs PA and began practicing as Drake Klein Messineo, CPAs PA of Clearwater, Florida ("DKM").  As a result of the merger, PM effectively resigned as the Company's independent registered public accounting firm on January 1, 2013.  The Board of Directors of the Company was advised of the merger and approved the engagement of DKM, as the Company's independent registered public accounting firm, effective January 1, 2013.

PM was engaged as the Company's independent registered public accounting firm on November 1, 2011.  PM audited the Company's consolidated financial statements for the fiscal year ended December 31, 2011.  The report of PM on the consolidated financial statements of the Company for the fiscal year ended December 31, 2011 did not contain an adverse opinion nor a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

In connection with PM's audits of the Company's financial statements for the fiscal year ended December 31, 2011, and through the interim period ended January 10, 2013, the Company has had no disagreement with PM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PM, would have caused PM to make a reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for the fiscal year ended December 31, 2011.

Prior to engaging DKM, neither the Company nor anyone acting on the Company's behalf consulted DKM regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

The Company provided DKM, as the successor to PM, a copy of this report and requested a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree.  A copy of such letter is attached as Exhibit 16.1 to this report and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

Exhibits

(d)

NUMBER	EXHIBIT
16.1	Letter from Drake Klein Messineo, CPAs PA, dated January 16, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Medytox Solutions, Inc..

Dated: January 16, 2013	/s/ William G. Forhan
William G. Forhan
Chief Executive Officer

EXHIBIT INDEX

NUMBER	EXHIBIT
16.1	Letter from Drake Klein Messineo, CPAs PA, dated January 16, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

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